Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
CNH Industrial N.V. and its subsidiaries have substantial worldwide operations. CNH Industrial N.V.’s subsidiaries incur tax obligations in the jurisdictions in which they operate. The Company’s provision for income taxes as reported in its consolidated statements of operations for the year ended December 31, 2018 of $417 million consists almost entirely of the income taxes owed by the subsidiaries of CNH Industrial N.V.
The sources of income before taxes and equity in income of unconsolidated subsidiaries and affiliates for the years ended December 31, 2018, 2017, and 2016 are as follows:

	2018	2017	2016
	(in millions)
Parent country source	$(6)	$(211)	$(70)
Foreign sources	1,472	870	48
Income (loss) before taxes and equity in income of unconsolidated subsidiaries and affiliates	$1,466	$659	$(22)

The provision for income taxes for the years ended December 31, 2018, 2017 and 2016 consisted of the following:

	2018	2017	2016
	(in millions)

Current income taxes	$353	$354	$229
Deferred income taxes	64	103	68
Total income tax provision	$417	$457	$297

CNH Industrial N.V. is incorporated in the Netherlands, but is a tax resident of the United Kingdom ("U.K."). The reconciliation of the differences between the provision for income taxes and the statutory rate is presented on the basis of the weighted average of the U.K. statutory main corporation tax rates in force over each of the Company’s calendar year reporting periods of 20% in 2016, 19.25% in 2017 and 19% in 2018. A reconciliation of CNH Industrial’s income tax expense for the years ended December 31, 2018, 2017 and 2016 is as follows:

	2018	2017	2016
	(in millions)
Tax provision at the parent statutory rate	$278	$127	$(4)
Foreign income taxed at different rates	102	94	(12)
Change in valuation allowance	31	166	135
Italian IRAP taxes	21	17	22
Tax contingencies	29	18	(2)
Tax credits and incentives	(66)	(48)	(88)
Venezuela remeasurement, and impairment and deconsolidation charges	—	18	16
Non-deductible EC Settlement	—	—	160
Change in tax rate or law	(8)	46	14
Withholding taxes	7	6	11
Other	23	13	45
Total income tax provision	$417	$457	$297

The effective tax rate reduction in 2018 was primarily caused by the difference in tax accruals attributable to the U.S. Tax Act and other tax law changes, a reduced negative impact of recording valuation allowances against certain of our deferred tax assets, a more favorable geographic mix of pre-tax earnings, and a reduced U.S. tax rate pursuant to the U.S. Tax Act. As described further below, during 2017 the Company reported provisional tax impacts associated with the U.S. Tax Act, which was enacted in December 2017. In 2018 and in accordance with Staff Accounting Bulletin No. 118, the Company finalized its accounting for the impacts of the U.S. Tax Act, which resulted in an $8 million tax benefit being reported during the current year. In addition, amongst other items, the U.S. Tax Act enacted a tax upon global intangible low tax income, a so-called GILTI tax. The Company has made a policy election to account for the GILTI tax as a current period cost, rather than under the deferred tax method.
During the last quarter of 2017, new tax legislation was enacted in several jurisdictions, primarily including the U.S. and the U.K. In connection with these legislative changes, the Company reported a $46 million tax expense related to the U.S. mandatory deemed repatriation tax and the write-down of deferred tax assets in the relevant jurisdictions. In addition, also in the last quarter of 2017, the Company established an $84 million valuation allowance against deferred tax assets in its U.K. operations as a result of new tax legislation in the U.K.
The 2016 tax expense was impacted by the non-tax deductible charge of $551 million incurred in the first half of 2016 for the European Commission settlement. For more information on the European Commission Settlement, see “Note 14: Commitments and contingencies”.
During December 2016, the Company completed a corporate reorganization of its Latin American operations, resulting in a $59 million charge to tax expense, comprised of $58 million related to changes in valuation allowances booked against deferred tax assets in Brazil and Argentina and $1 million related to certain other basis adjustments.
At December 31, 2018, undistributed earnings in certain subsidiaries outside the U.K. totaled approximately $4 billion for which no deferred tax liability has been recorded because the remittance of earnings from certain jurisdictions would incur no tax or such earnings are indefinitely reinvested. The Company has determined the amount of unrecognized deferred tax liability relating to the $4 billion undistributed earnings was approximately $58 million and attributable to foreign withholding taxes in certain jurisdictions. Further, the Company evaluated the undistributed earnings from its joint ventures in which it owned 50% or less, and recorded $8 million of deferred tax liabilities as of December 31, 2018. The repatriation of undistributed earnings to the U.K. is generally exempt from U.K. income taxes under a full participation exemption.
Deferred Income Tax Assets and Liabilities
The components of net deferred tax assets as of December 31, 2018 and 2017 are as follows:

	2018	2017
	(in millions)
Deferred tax assets:
Inventories	$104	$108
Warranty and campaigns	192	202
Allowance for credit losses	163	184
Marketing and sales incentive programs	268	259
Other risk and future charges reserve	273	312
Pension, postretirement and postemployment benefits	237	408
Measurement of derivative financial instruments	16	1
Research and development costs	420	458
Other reserves	377	394
Tax credits and loss carry forwards	616	684
Less: Valuation allowances	(1,626)	(1,762)
Total deferred tax assets	$1,040	$1,248
Deferred tax liabilities:
Property, plant and equipment	$357	$295
Other	206	195
Total deferred tax liabilities	563	490
Net deferred tax assets	$477	$758

Net deferred tax assets are reflected in the accompanying consolidated balance sheets as of December 31, 2018 and 2017 as follows:

	2018	2017
	(in millions)
Deferred tax assets	$591	$852
Deferred tax liabilities	(114)	(94)
Net deferred tax assets	$477	$758

Valuation Allowances
As of December 31, 2018, the Company has valuation allowances of $1,626 million against certain deferred tax assets, including tax loss carry forwards, tax credits and other deferred tax assets. These valuation allowances are primarily attributable to operations in Brazil, Germany, Italy and the U.K.
CNH Industrial has gross tax loss carry forwards in several tax jurisdictions. These tax losses expire as follows: $160 million in 2019; $9 million in 2020; $39 million in 2021; $83 million in 2022; $506 million in 2023 and beyond. CNH Industrial also has tax loss carry forwards of approximately $3 billion with indefinite lives. CNH Industrial has tax credit carry forwards. The years in which these tax credits expire are as follows: $1 million in 2020; and $52 million in 2023 and beyond.
Uncertain Tax Positions
The Company files income tax returns in multiple jurisdictions and is subject to examination by taxing authorities throughout the world. The Company has open tax years from 2002 to 2017. Due to the global nature of the Company’s business, transfer pricing disputes may arise and the Company may seek correlative relief through competent authority processes.
A reconciliation of the gross amounts of tax contingencies at the beginning and end of the year is as follows:

	2018	2017
	(in millions)

Balance, beginning of year	$320	$318
Additions based on tax positions related to the current year	22	30
Additions for tax positions of prior years	46	16
Reductions for tax positions of prior years	(60)	(21)
Reductions for tax positions as a result of lapse of statute	(24)	(8)
Settlements	(36)	(15)
Balance, end of year	$268	$320

As of December 31, 2018, there are $170 million of unrecognized tax benefits that if recognized would affect the effective tax rate.
The Company recognizes interest and penalties accrued related to tax contingencies as part of the income tax provision. During the years ended December 31, 2018, 2017 and 2016, the Company recognized expense of approximately $13 million, $(1) million and $7 million for income tax related interest and penalties, respectively. The Company had approximately $21 million, $11 million and $12 million of income tax related interest and penalties accrued at December 31, 2018, 2017 and 2016, respectively.
The Company does not believe, within the next twelve months, the resolution of any outstanding tax examinations will have a material effect on its financial position, results of operations or cash flows.